Rule 497(e)

File No. 333-283221

REX ETF Trust

(the “Trust”)

REX Drone ETF (the “Fund”)

Supplement to the Fund’s Prospectus

Dated March 9, 2026

Notwithstanding anything to the contrary in the Fund’s prospectus, effective immediately, the second paragraph of the Dividends, Distributions and Taxes section of the Fund’s prospectus is hereby replaced in its entirety with the following:

Ordinarily, dividends from net investment income, if any, are declared and paid at least quarterly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Please Keep This Supplement With Your Fund’s Prospectus For Future Reference